EXHIBIT 10.1

                                AMENDMENT NO. 5
                                       TO
                          LOAN AND SECURITY AGREEMENT


     Amendment No. 5 dated as of February 15, 2002 ("Amendment") to Loan and Security Agreement originally dated as of December 28, 1999 and originally among IEC ELECTRONICS CORP. ("IEC" or "Debtor") and IEC ELECTRONICS-EDINBURG, TEXAS INC. ("IEC-Edinburg") and HSBC BANK USA, as Agent ("Agent") and HSBC BANK USA ("HSBC Bank") and GENERAL ELECTRIC CAPITAL CORPORATION ("GE Capital") as Lenders.

                                   BACKGROUND

     1. Debtor, Agent and Lenders entered into a Loan and Security Agreement dated as of December 28, 1999 and Amendment Nos. 1, 2, 3 and 4 thereto dated as of March 30, 2000, December 1, 2000, April 24, 2001 and December 21, 2001, respectively (together, the "Agreement"). On or about January 27, 2000, IEC-Edinburg merged into IEC leaving IEC as the sole Debtor under the Agreement. All capitalized terms not otherwise defined herein shall have the meanings set forth in the Agreement.

     2. Debtor has requested that Agent and Lenders consider extending the term of the Agreement through February 28, 2002 from the present expiration date of February 15, 2002.

     3. Subject to all of the terms and conditions set forth herein, the Agent and the Lenders are willing to so extend the Agreement on the conditions set forth below.

     NOW, THEREFORE, Debtor, the Agent and the Lenders for good and valuable consideration, receipt of which is hereby acknowledged, and in contemplation of the foregoing, hereby agree as follows:

     A. Conditions. The amendments and waivers contained herein shall be granted upon satisfaction of the following terms and conditions:

        1. Debtor shall have executed, and shall have caused IEC-Mexico and IEC-FSC to have executed, this Amendment to indicate their consent hereto, and four executed duplicate originals of this Agreement shall have been delivered to Agent.

        2. Debtor's agreement, evidenced by Debtor's signature on this Agreement, that: (i) the Agent and the Lenders may hire a consultant satisfactory to them and familiar with the industry in which Debtor conducts its business to review Debtor's business and business plan and report thereon to Agent and the Lenders; (ii) to cooperate with such consultant in such review and permit the consultant to access Debtor's place of business and its books and records in order to complete such review and report; and (iii) to reimburse the Agent upon demand for the cost and expenses of such consultant.

     B. Amendments. Debtor, the Agent and the Lenders agree that upon fulfillment of the conditions set forth in Section A above, the Agreement and the Schedule are amended in the following respects:

        1. Item 32 of the Schedule to the Agreement is hereby deleted in its entirety and replaced with the following new text:

           "Initial Term:  To expire on February 28, 2002
           Renewal Term:  NONE"

     C. Reaffirmations.

        1. The Agreement, except as specifically modified hereby, shall remain in full force and effect and Debtor hereby reaffirms the Agreement, as modified by this Amendment, and all collateral and other documents executed and delivered to Agent and the Lenders in connection with the Agreement.

        2. IEC Electronicos, S. de R.L. de C.V. and IEC Electronics Foreign Sales Corporation, by their execution hereof, consent hereto and hereby reaffirm the execution and delivery of their respective Guaranties dated December 28, 1999 and each agrees that its respective guaranty shall continue in full force and effect and shall be applicable to all indebtedness, obligations and liabilities of Debtor to Agent and the Lenders, including without limitation, all indebtedness evidenced by or arising under the Agreement, as modified by this Amendment.

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     D. Other Provisions.

        1. Debtor agrees to pay on demand by Agent all expenses of Agent, including without limitation, fees and disbursements of counsel for Agent, in connection with the transactions contemplated by this Amendment, the negotiations for and preparation of this Amendment and any other documents related hereto, and the enforcement of the rights of Agent and the Lenders under the Agreement as amended by this Amendment.

        2. This Amendment shall be governed by and construed under the internal laws of the State of New York, as the same may from time to time be in effect, without regard to principles of conflicts of law.

           Agreed to as of the date first set forth above.


IEC ELECTRONICS CORP.                       HSBC BANK USA, as Agent
as Debtor

By:/s/ Richard L. Weiss                     By:/s/ Vincent J. Harper
   ________________________________            _________________________________
   Richard L. Weiss, Vice President                Vincent J. Harper
   and Chief Financial Officer                     First Vice President


GENERAL ELECTRIC CAPITAL                        HSBC BANK USA, as a Lender
CORPORATION, as a Lender

By: /s/ Donald J. Cavanagh                  By:/s/ Vincent J. Harper
    ________________________________           ________________________________
Name:   Donald J. Cavanagh                         Vincent J. Harper
        Duly Authorized Signatory                  First Vice President




CONSENTED TO AND AGREED AS OF THIS 15th DAY OF FEBRUARY, 2002.


IEC ELECTRONICOS, S. de R.L. de C.V.        IEC ELECTRONICS FOREIGN SALES
as Guarantor                                CORPORATION, as Guarantor

By: /s/ Richard L. Weiss                    By:/s/ Richard L. Weiss
    ________________________________           ________________________________
    Richard L. Weiss                           Richard L. Weiss, Vice President
    Director (Title)                            and Chief Financial Officer











BFLO Doc. No. 1171796 v2.doc


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